Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc. (the “Fund”)

Supplement dated August 24, 2018 to the
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2018

This supplement makes the following amendment to disclosures in the Fund’s Prospectus and SAI dated April 30, 2018, as well as information provided in Part C to the Fund’s registration statement.

Effective August 27, 2018, the address of the Fund, the Fund’s investment adviser, Bridges Investment Management, Inc., (the “Adviser”) and Bridges Trust Company is:

1125 South 103rd Street
Suite 580
Omaha, NE 68124

All references to the former address of the Fund, the Adviser and Bridges Trust Company (8401 West Dodge Road, 256 Durham Plaza, Omaha, Nebraska 68114) in the Prospectus and SAI, and Part C to the Fund’s registration statement, are hereby replaced with the new address listed above.

Please retain this supplement with your Prospectus and SAI.